UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Patheon Pharmaceuticals Services Inc. 4721 Emperor Boulevard, Suite 200 Durham, NC		27703
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated With Exit or Disposal Activities.

As previously disclosed, Patheon Inc. (the “Company”) continues to implement its corporate transformation strategy across its commercial and pharmaceutical development services (“PDS”) networks to enhance capacity utilization, focus capital investments on its core business, and accelerate operational excellence programs to increase efficiency, meet customer needs, and improve its cost structure.

As part of this process, the Company determined to make certain adjustments over the next 24 to 36 months to the scale and scope of business conducted at its Swindon, U.K., facility. These adjustments will include winding down or transferring non-cephalosporin commercial production to other facilities and, to the extent possible and commercially appropriate, directing PDS projects that require commercialization activities to other facilities. The Company will be working with each of its affected commercial customers to develop plans to maintain supply chain continuity to the extent possible and commercially appropriate.

On May 8, 2012, the Company concluded that it is required to record an impairment charge ranging from approximately $50 to $60 million for the impairment of long-term assets at the Company’s Swindon, U.K. facility, to be recorded during the second quarter 2012. The impairment charge will not result in any current or future cash expenditures.

In addition, on May 9, 2012, the Company announced a plan of termination (the “Plan of Termination”) that is expected to result in a workforce reduction of approximately 91 employees across the Company’s global PDS and commercial operating segments. In the U.K., the Company has begun the consultative process with the works councils representing the employees at the Swindon and Milton Park facilities. Subject to these consultations, the Company expects to complete the Plan of Termination across all affected sites by the end of fiscal 2012. In connection with the Plan of Termination, the Company expects to incur approximately $5.4 million of expense associated with employee termination benefits, to be recorded during the second quarter 2012. The Company anticipates that it may further adjust the size of the workforce at the Swindon facility as it continues its transformation process, with a total of approximately 400 jobs at risk of redundancy.

In connection with the impairment charges at its Swindon, U.K. facility and the Plan of Termination, the Company expects that it will incur a total amount ranging from approximately $55 to $65 million in costs (as itemized above), of which $5.4 million are expected to result in future cash expenditures, in connection with the Plan of Termination.

Item 2.06	Material Impairments.

The information regarding the impairment charge discussed above in Item 2.05 of this Current Report on Form 8-K is incorporated into this Item 2.06 by reference.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect the Company’s expectations regarding its future growth, results of operations, performance (both operational and financial) and business prospects and opportunities. All statements, other than statements of historical fact, are forward-looking statements. Wherever possible, words such as “plans,” “expects,” or “does not expect,” “forecasts,” “anticipates” or “does not anticipate,” “believes,” “intends” and similar expressions or statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved have been used to identify these forward-looking statements. Although the forward-looking statements contained in this current report on Form 8-K reflect the Company’s current assumptions based upon information currently available to it and based upon what it believes to be reasonable assumptions, the Company cannot be certain that actual results will be consistent with these forward-looking statements. The Company’s current material assumptions include assumptions related to customer volumes, regulatory compliance, foreign exchange rates and employee severance costs associated with termination. Forward-looking statements necessarily involve significant known and unknown risks, assumptions and uncertainties that may cause the Company’s actual results, performance, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, risks related to international operations and foreign currency fluctuations; customer demand for the Company’s services; regulatory matters affecting manufacturing and pharmaceutical development services; impacts of acquisitions, divestitures and restructurings; implementation of the Company’s new corporate strategy; the Company’s ability to effectively transfer business between facilities; the global economic environment; the Company’s exposure to complex production issues; the Company’s substantial financial leverage; interest rate risks; potential environmental, health and safety liabilities; credit and customer concentration; competition; rapid technological change; product liability claims; intellectual property; the existence of a significant shareholder; supply arrangements; pension plans; derivative financial instruments; and dependence upon key management, scientific and technical personnel. For additional information regarding risks and uncertainties that could affect the Company’s business, please see “Item 1A. Risk Factors” of its Form 10-Q for the fiscal quarter ended January 31, 2012 and its annual report on Form 10-K for the fiscal year ended October 31, 2011, each as filed with the U.S. Securities and Exchange Commission and with the Canadian Securities Administrators. Although the Company has attempted to identify important risks and factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors and risks that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. These forward-looking statements are made as of the date of this current report on Form 8-K, and except as required by law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2012	PATHEON INC.

	By:	/s/ James C. Mullen
James C. Mullen
Chief Executive Officer